EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Amendment No. 1 to Quarterly Report on Form 10-Q/A for the Quarter Ended September 30, 2006 (the "Report") by Tarrant Apparel Group ("Registrant"), the undersigned hereby certifies that:

1. to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date:   January 31, 2007                  By:     /s/    Corazon Reyes
                                                 ---------------------------
                                                         Corazon Reyes,
                                                    Chief Financial Officer